Commitments and contingencies	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
In January 2021 we entered into a marketing sponsorship agreement in return for various marketing rights. Based on the terms of the agreement and payments made, we have an outstanding commitment value of approximately €16.3 million as of June 30, 2021.

Legal proceedings
On August 23, 2018, the Australian Competition and Consumer Commission, or ACCC, instituted proceedings in the Australian Federal Court against us. The ACCC alleged a number of breaches of the Australian Consumer Law, or ACL, relating to certain advertisements in Australia concerning the hotel prices available on our Australian site, our Australian strike-through pricing practice and other aspects of the way offers for accommodation were displayed on our Australian website. The matter went to trial in September 2019 and, on January 20, 2020, the Australian Federal Court issued a judgment finding that we had engaged in conduct in breach of the ACL. On March 4, 2020, we filed a notice of appeal at the Australian Federal Court appealing part of that judgment. On November 4, 2020, the Australian Federal Court dismissed trivago’s appeal. On May 27, 2021, the court scheduled a separate trial regarding penalties and other orders for October 18, 2021, after vacating the prior June 2021 trial date. Management recorded an estimate of the probable loss in connection with these proceedings within current other liabilities. Any penalty amount could substantially exceed the level of provision that we established for this litigation.
In establishing a provision in respect of the ACCC matter, management took into account the information currently available, including judicial precedents. However, there is considerable uncertainty regarding how the Australian Federal Court would calculate the penalties that will be ultimately assessed on us. In particular, the Australian Federal Court determined that we engaged in certain conduct after September 1, 2018 that will result in the applicability of the new penalty regime under the ACL, which significantly increased the maximum penalty applicable to parts of our conduct. Only a few cases have been decided so far assessing penalties for contraventions of the ACL under the new regime. In cases involving conduct before and after September 1, 2018, the Australian Federal Court in each case did not allocate the total penalty imposed between the old and new penalty regime. As a result, an estimate of the reasonable possible loss or range of loss in excess of the amount reserved cannot be made.